SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2007

XM SATELLITE RADIO HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27441	54-1878819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1500 Eckington Place, N.E. Washington, DC	20002
(Address of principal executive offices)	(Zip Code)

(202) 380-4000

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 3, 2007, the Copyright Royalty Board (CRB) issued its determination and order setting the royalty rate payable by XM under the statutory license covering the performance of sound recordings over the XM system for the six-year period starting in January 1, 2007 and ending December 31, 2012. Under the terms of the CRB Satellite Radio Services decision, XM will pay a performance license rate of 6.0% of those gross revenues subject to the fees for 2007 and 2008, 6.5% for 2009, 7.0% for 2010, 7.5% for 2011 and 8.0% for 2012. The revenue that is subject to royalty fees includes subscription revenue from our subscribers and advertising revenues from channels other than those that use only incidental performances of music. Other exclusions and deductions from revenue subject to the statutory license fee include but are not limited to revenue from channels, programming and products or other services offered for a separate charge where such channels use only incidental performances of sound recordings, revenue from equipment sales, revenue from current and future data services, fulfillment service fees and bad debt expense.

Parties have 15 days from the December 3, 2007, decision to move for rehearing. Once the CRB has considered any rehearing motions, the Librarian of Congress will publish the final determination in the Federal Register. Parties will have thirty (30) days from that publication to appeal the decision to the U.S. Court of Appeals for the District of Columbia.

Existing 2007 financial guidance does not include the effect of this arbitration decision on 2007 financial results.

* * *

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This Report contains forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Without limitation, the words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “will” and similar expressions are intended to identify forward-looking statements. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to growth, expected levels of expenditures and statements expressing general optimism about future operating results — are forward-looking statements. Similarly, statements that describe the Company’s business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. All such forward-looking statements including those related to our pending merger and those presented elsewhere by our management from time to time are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements. These risks and uncertainties include, but are not limited to, those described in Part I, “Item 1A. Risk Factors” of our Form 10-K for the year ended December 31, 2006 filed with the SEC on March 1, 2007. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this filing. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XM SATELLITE RADIO HOLDINGS INC.

Date: December 4, 2007	By:	/s/ Joseph M. Titlebaum
Joseph M. Titlebaum
General Counsel and Secretary